Exhibit 99.1

NASDAQ: PRTS Investor Presentation October 2017

Safe Harbor NASDAQ:PRTS This presentation contains “forward-looking” statements, within the meaning of the federal securities laws, that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, expected growth and business strategies, key operating metrics, financing plans, competitive position, industry environment, potential product offerings, potential market and growth opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933. We refer all of you to the disclosures contained in the U.S. Auto Parts Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission, including the risk factors set forth therein, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain non-GAAP financial measures as defined by SEC rules. We have provided a reconciliation of those measures to the most directly comparable GAAP measures in this presentation, where applicable, as well as in the appendix to this presentation. All financial measures in this presentation refer solely to the Company’s core auto parts operating segment (“Base USAP”) and exclude the AutoMD operating segment (“AutoMD”), an online automotive repair information source which was classified as discontinued operations in March 2017, unless otherwise specified on a consolidated basis. Copyright @ 2017 U.S. Auto Parts Network, Inc. All rights reserved 1

Company Overview NASDAQ:PRTS A Value Leader in  US Auto Parts is a leading pure-play internet retailer of aftermarket auto parts  We operate online sites, marketplaces and wholesale channels focused on the do-it-yourself (DIY) customer Aftermarket Auto Parts  Offer over 1 million SKUs of high quality private label and branded aftermarket products  Reach~8 million online customers month through our well-established network of websites per 2

Aftermarket Auto Parts Sales From Macro Trends Benefits NASDAQ:PRTS Online aftermarket sales expected to be Average age of light vehicles on the $13.2B in 2018 and more than double by 2023 road continues to remain strong 12 11.5 11.5 11.5 11.5 11.5 11 10.0 10 9 8 Source: US Auto Care Association Source: IHS 3 11.6 11.4 11.2 11.0 10.9 10.6 10.3 10.1

How We Go To Market: Channels & Percent of Revenue NASDAQ:PRTS eCommerce Websites: Network of flagship websites supported by our call center agents. Sites also generate advertising & sponsorship revenue. 91% Online Marketplaces: 3rd party auction sites and shopping portals, enabling access to additional consumer segments. Offline/Wholesale: Products distributed directly to commercial customers, mostly collision repair shops. Also our Kool-Vue™ branded products sold to wholesale distributors. Based on estimates using TTM Q3-17 9% 4

Online Adoption of Aftermarket Auto Parts has Favorable Trends NASDAQ:PRTS  Growth for auto parts online has continued to increase in 2017 with parts & accessories searches up 10% year over year 5

Key Avenues for Growth – Increase Customer Lifetime Value

US AUTOPARTS NASDAQ:PRTS

Gross Profit per Transaction
- Efficient sourcing strategy
- Private label sourcing
- Price optimization
- Efficient operations

Average Order Size
- Sell the job
- Cross-sell
- Warranty options

Repeat Purchase
- Easy to do business
- Improved service levels
- Reduced returns
- Reduced no-fills

Conversion
- Easy to find Product
- Speed of website
- In-stock rate
- Quality of data
- Relevant SKUs
- Frictionless checkout
- Mobile First

Strategy to Increase Customer Lifetime Value (LTV)

=

Increased Traffic
- We anticipate increasing traffic will be directly related to our ability to improve our strategic objectives allowing for more available dollars to spend on marketing.

Increased customer LTV would result in greater mix of traffic from both direct-to-website and paid channels, and less dependence on organic search

6

The Customer Journey Experience NASDAQ:PRTS By focusing on the consumer experience, we will increase conversion which will allow us to drive more traffic 7 Speed “Provide appropriate solutions to ensure a stable and fast website.” Transaction Experience “Create a secure, frictionless, Omni channel checkout experience.” Post-Purchase Experience “Provide customer with support services so they are satisfied after their purchase.” Landing Experience “To captivate and engage customers with our website in order to win their attention.” Product Discovery “Create a personalized, smart, and intuitive product discovery experience; so that users can easily find what they need.” “Listen to customer pain points. Use this to guide prioritization and innovation.”

Customer Value Proposition NASDAQ:PRTS Value Cost-conscious customers are able to purchase our private label products at a significant cost savings. A study conducted by Jefferies Automotive Aftermarket Equity Research in conjunction with US Auto Parts mapping similar products, found that our private label product pricings when compared against the same branded product averaged more than 20% below the online competitors and over 40% below the brick and mortars. Selection  Customers have one-stop shopping on over 1 million products across all major categories for auto parts: Collision, Engine/Under Car, and Performance and Accessories. We also have over 55K SKUs that are privately sourced at a significant cost savings through Asia Product Warranties  We provide a limited warranty for all products sold including a full parts replacement  User-Friendly Websites Customers shop websites designed specifically for the auto parts segment driven by our complex catalogs allowing customers to quickly identify SKUs required and build complete jobs Price & Product Availability: The Two Most Important Factors for DIY Customers 8

We Address the Market with an Expansive Product Offering

US AUTOPARTS
NASDAQ:PRTS

Q3-17 TTM Revenue Mix


55%

Collision Parts


Lamps
Mirrors
Bumpers
Hoods
Tailgates
Doors
Grills
Wheels
Window Regulators


28%

Engine Parts


Brake Discs
Catalytic Converters
Radiators
Headers
Oxygen Sensors
Alternators
Exhaust
Driveshaft
Fuel Injection / Delivery


17%

Performance & Accessories


Seat Covers
Car Covers
Floor Mats / Carpeting
Cold Air Intakes
Vent Visors
Tonneau Covers
Nerf Bars
Bug Shields
Car Bras

	Collision Parts	Engine Parts	Performance & Accessories
Private Label	97%	62%	4%
Branded	3%	38%	96%

Note: All percentages of sales revenue is estimated using Q3-17 TTM

Over 1 Million SKUs Across Several Categories

9

USAP Supply Chain Creates Pricing Advantage

US AUTOPARTS
NASDAQ:PRTS

USAP has built a vertically integrated e-commerce business


= Product Flow for Private Label
= Product Flow for Drop Ship Vendors
US AUTOPARTS
DC Stock Ship
Drop Ship
(No Inventory)
~75% of Units
Stock-Ship
16% - 21%
Flow Thru
~25% of Units
Drop-Ship
3% -10%
Flow Thru
Off-Shore Manufacturing
Brand
Warehouse Distributor
Retail Store
Jobber
Service Center
Consumer
DIY
DIFM

10

Projected Margin Profile NASDAQ:PRTS  Incremental flow through from private label business is driving higher margins  Minimal fixed costs creates significant leverage in our business model  We believe revenue mix will continue to shift to private label 1)Excludes non-operating channel segments 2)Projections above are based on management assumptions as of October 30th, 2017 11 Private Label Branded Total FY-16 Growth Rate1 12% (8%) 4% Projected 2017 Revenue Mix 70% - 72% 28% - 30% 100% Projected Gross Margins 33% - 36% 15% - 20% 29% - 30% Projected Variable OPEX Costs 15% - 17% 10% - 12% 14% - 16% Incremental Fixed Cost 0% 0% 0% Incremental Flow Thru 16% - 21% 3% - 10% 13% - 16%

Financial Highlights 12

Company Profile NASDAQ:PRTS  Revenues over $300M  FY-2016 Net Income of $3M  FY-2016 Adjusted EBITDA of $14M  High Margin private label business was 66% of sales for FY-16  Positive Free Cash Flow with no revolver debt over last 5 consecutive quarters  Public Company since 2007 – NASDAQ (PRTS) 1)Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. See Appendix for a reconciliation of Adjusted EBITDA to net income 13

Strong Net Income & Adjusted EBITDA¹ Growth Trends for U.S. Auto Parts Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation, restructuring costs and other one-time charges. See Appendix for reconciliation of Adjusted EBITDA to net income Represents guidance for Net Income & Adjusted EBITDA growth, issued and only effective October30, 2017 2017 Net Income reflects benefit from release of valuation tax allowance based on Company’ 14 ($4.9M) ($0.1M) $3.0M $27 – $29M $8.4M $10.0M $14.0M $13.0M – $15.0M -$5 $0 $5 $10 $15 $20 $25 $30 2014 2015 2016 2017E² Net Income Adj. EBITDA

Financial Performance NASDAQ:PRTS FY 2013 FY 2014 FY 2015 FY 2016 1)Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation of $1.2M, $2.4M, $2.3M & $2.9M for FY-13, FY-14, FY-15 & FY-16, respectively and restructuring costs and not expected to be recurring charges of $6.8M and $2.0M for FY-13 and FY-14, respectively. Refer to the appendix for a full Adjusted EBITDA reconciliation to net income 15 in millions in millions in millions as a % of net sales Adjusted EBITDA1 $14.0 $8.4 FY 2013FY 2014FY 2015FY 2016 $10.0 $6.4 Net Income $3.0 $(13.6) $(0.1) $(4.9) Operating Expenses as a % of net sales 34.0%28.9%28.2% FY 2013FY 2014FY 2015FY 2016 28.9% Net Sales $303.3 $290.8 FY 2013FY 2014FY 2015FY 2016 $283.2 $254.4

Trend1 2 Year Stacked Private Label Quarterly Sales NASDAQ:PRTS Two Year Stack Comps 45.0% % 22.4% 35.0% 21.3% 10.5% 12.5% % 25.0% 23.7% % % % 31.8% 15.0% 24.4% % % 19.1% 5.0% -5.0% -15.0% Prior Year Current Year 1Comparables net sales was calculated by excluding $2.0M in private label sales related to the extra week in Q4-14, as well as $1.7M, $1.4M, $0.8M and $0.5M in sales related to the West Coast Wholesale operations from Q1-14, Q2-14, Q3-14 and Q4-14, respectively. Private Label continues to be a major focus of our business 1166 13.6 12.8 31.8 24.4 14.2 23.7% 14.2 10.4 22.4% 9.4% 21.3 19.1 6.4% 13.6 12.8% 12.5% 10.5% 9.4% 7.8% 12.1 -3.1% -8.0%

Key Takeaways NASDAQ:PRTS  A leading pure-play internet retailer of aftermarket auto parts  $13 billion on-line market expected by 2018 and anticipated to nearly double by 20231  Approximately 8 million monthly website visitors  Transitioning to a higher mix of private label products to drive increased conversion rates, higher-margin revenues, net income and Adjusted EBITDA Shifting Focus from Growth to Profitability – Improved profitability resulting in free cash flow generation and significant pay down of debt in 2016 1) US Auto Care Association 17

APPENDIX 18

Company History

US AUTOPARTS
NASDAQ:PRTS



1995
2000
2005
2006
2007
2008
2010
2011
2013
2014
2015
2016
2017
USAP founded to serve local collision shops in Los Angeles
Launched first internet site selling automotive Collision Line
Launches a network of sites catered to various consumer segments
Acquires PartsBin
Adds Engine Line
AUTO PARTS WAREHOUSE
IPO (NASDAQ: PRTS)
Company begins significantly expanding its private label engine line
Acquires JC Whitney
Adds Accessories Line
JC Whitney
JC Whitney completely integrated
Consolidated websites to focus on Flagship sites
AUTO PARTS WAREHOUSE
JC Whitney
CarParts.com
Achieved double digit sales growth & positive FCF
Investing in LTV and GMROI / JC Whitney turns 100 years old
Initiated Company Stock Buy Back Plan
Aaron Coleman becomes new CEO

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Experienced Leadership Team NASDAQ:PRTS Neil Watanabe | Chief Financial Officer Aaron E. Coleman |Chief Executive Officer  Since April 2017  President since October 2016 and COO since September 2010  Vice President of Operations and CIO from April 2008 - September 2010  Over 18 years of e-commerce experience  Senior Vice President – Online Systems at Blockbuster Inc.  B.A. degree in Business Administration from Gonzaga University Since March 2015 Over 30 years of finance, accounting and retail experience in both private & public companies Chief Operating Officer of National Stores EVP & Chief Financial Officer – Pet Smart B.A. degree in Social Sciences from the University of California, Los Angeles and CPA certification in Illinois      Charles Fischer |SVP of Global Procurement Jim Hastie |VP or Product Management Since December 2012 Over 18 years of progressively responsible experience in the automotive aftermarket collision industry CEO/President of American Condenser and Coil Owner/Cofounder of EJB Medical B.A. degree from University of California Davis MBA degree from Chapman University  Since May 2008 Over 30 years of global sourcing experience Vice President, Supply Chain Management for Keystone Automotive Industries Director, Business Development for Modern Engineering Multiple leadership positions with multiple companies in the automotive aftermarket industry           20

Financial Highlights – Q3-17 NASDAQ:PRTS  Total revenue $73.8M  Income from continuing operations was $0.9M vs. the prior year $0.4M  Adjusted EBITDA $3.6M vs. prior year of $3.1M  $6.7M in cash with zero revolver debt vs. last year of $5.2M in cash with zero revolver debt vs. year-end of $2.7M cash and zero revolver debt  Added over 2,200 Private Label SKUs during the quarter  Online Marketplace revenue growth of 41%  Private Label growth of 10% 1)Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. See Appendix for a reconciliation of Adjusted EBITDA to net income 21

Key Business Metrics Over Last Seven Quarters

US AUTOPARTS
NASDAQ:PRTS

Margin %		Y/Y BPS Change
Q3-17	29.6%	-0.9%
Q2-17	29.0%	-1.4%
Q1-17	29.4%	-1.0%
Q4-16	30.1%	0.5%
Q3-16	30.5%	0.8%
Q2-16	30.4%	3.2%
Q1-16	30.4%	2.3%

Private Label % Mix		Y/Y BPS Change
Q3-17	72%	6%
Q2-17	72%	7%
Q1-17	71%	4%
Q4-16	68%	5%
Q3-16	66%	6%
Q2-16	65%	5%
Q1-16	67%	4%

Traffic (in millions)		Y/Y % Change
Q3-17	24.1	-15.1%
Q2-17	24.7	-18.2%
Q1-17	28.9	-8.0%
Q4-16	27.9	1.0%
Q3-16	28.4	-2.8%
Q2-16	30.2	3.2%
Q1-16	31.4	2.7%

Conversion		Y/Y BPS Change
Q3-17	1.99%	0.10%
Q2-17	2.00%	0.20%
Q1-17	1.79%	0.01%
Q4-16	1.87%	0.09%
Q3-16	1.89%	0.14%
Q2-16	1.80%	0.01%
Q1-16	1.78%	0.09%

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Yearly Adjusted EBITDA Reconciliation NASDAQ:PRTS FY-13 FY-14 FY-15 52 Weeks Ending January 2, 2016 FY-16 Q3-17 52 Weeks Ending 53 Weeks Ending 52 Weeks Ending 52 Weeks Ending (in thousands) Net income (loss) Depreciation Amortization of intangibles Interest expense, net Taxes EBITDA Stock comp expense Inventory write down related to Carson closure Restructuring Cost Impairment loss on property & equipment Impairment loss on intangible assets Adjusted EBITDA December 28, 2013 January 2, 2015 December 1, 2016 Sept 30, 2016 $ (13,644) 10,676 381 972 $ (4,907) 7,230 422 1,101 $ (136) 6,141 431 1,208 $ 2,973 6,351 449 1,219 $ 28,487 6,529 384 1,584 43 137 88 100 (25,820) $ (1,572) $ 3,983 $ 7,732 $ 11,092 $ 11,165 1,211 - 723 4,832 1,245 2,367 897 1,137 - - 2,297 - - - - 2,932 - - - - 2,785 - - - - 6,439 8,384 10,029 14,024 13,949 1)Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes stock based compensation, restructuring cost, and impairment loss 23

Quarterly Adjusted EBITDA Reconciliation NASDAQ:PRTS (in thousands) Net income (loss) Depreciation Amortization of intangibles Interest expense, net Taxes EBITDA Stock comp expense Adjusted EBITDA Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 $ 187 1,549 107 373 158 $ (611) 1,484 107 272 (69) $ 353 1,539 107 273 (22) $ (65) 1,570 110 300 21 $ 1,537 1,544 112 346 33 $ 1,216 1,556 113 242 113 $ 358 1,611 111 287 (2) $ (195) 1,640 113 344 13 $ 816 1,633 112 376 27 $ 26,918 1,637 112 466 (25,859) $ 919 1,620 47 398 28 $ 2,374 $ 1,183 $ 2,250 $ 1,936 $ 3,572 $ 3,240 $ 2,365 $ 1,915 $ 2,964 $ 3,274 $ 3,012 477 574 587 659 772 785 764 611 1,064 544 565 2,851 1,757 2,837 2,595 4,344 4,025 3,129 2,526 4,028 3,818 3,577 1)Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes stock based compensation, restructuring cost, and impairment loss 24

Projected FY-17 Adjusted EBITDA reconciliation NASDAQ:PRTS Low End 52 Weeks Ending December 30, 2017 High End 52 Weeks Ending December 30, 2017 (in thousands) Net income Depreciation Amortization of intangibles Interest expense, net Taxes EBITDA Stock comp expense Adjusted EBITDA $ 27,000 6,500 400 1,900 $ 29,000 6,500 400 1,900 (25,700) (25,700) $ 10,100 $ 12,100 2,900 2,900 13,000 15,000 1)Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation 25

Key Stats: PRTS (NASDAQ) – Consolidated NASDAQ:PRTS Data sources: Yahoo! Finance, S&P Capital IQ, company filings. 1) As of October 30, 2017 (includes 2.8M preferred shares). 2) As of December 31, 2016. 26 Trading Data (@ Oct 26, 2017) Financial Highlights (@ Dec 31, 2016) Stock Price$2.38 Revenues (TTM)$303.6M Gross Margin (TTM)30.4% 52 Wk. High/Low$4.13/2.27 Cash & Equiv.$6.6M Avg. Daily Vol. (3 mo.)144,502 Total Assets$82.1M Fully Diluted Shares Out.138.8M Total Revolver Debt$0 Institutional Holdings65% Total Liabilities$58.8M Insider Holdings7% Total Equity$23.3M Valuation Measures Market Cap$85.8M Enterprise Value$79.2M EV/Revenue0.3x Employees21,080